UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2015

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 30, 2015, Century Aluminum Company (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Century Aluminum Sebree, issued a notice to employees at its Hawesville, Kentucky aluminum smelter of its intent to curtail to curtail one of its three potlines lines by December 31, 2015. The announcement was made pursuant to the federal Working Adjustment and Retraining Notification Act (WARN). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated October 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	October 30, 2015	By:	/s/ Jesse E. Gary
			Name: Title:	Jesse E. Gary Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 30, 2015.